Exhibit 10.16

ADDENDUM – EXPATRIATE AGREEMENT TO UNITED KINGDOM

Original Agreement Dated February 16, 2005

Amended on March 24, 2005

To:	Thomas R. Hammond

From:	Patricia H. Summers

Re:	Temporary Assignment to United Kingdom

Date:	April 23, 2008

This addendum extends your assignment agreement to April 23, 2010.

/s/ Patricia H. Summers 4-23-08
Patricia H. Summers Date
Senior Vice President – Global Human Resources

I acknowledge receipt, understanding and acceptance of this addendum.

/s/ Thomas R. Hammond 4-28-08
Thomas R. Hammond Date